NASDAQ: EVOK Exhibit 99.1

Forward-Looking Statements Confidential This presentation contains forward-looking statements about Evoke Pharma, Inc. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding the timing of enrollment completion of Evoke’s ongoing Phase 3 clinical trial of EVK-001, the potential approval and commercialization of EVK-001 as a new and effective treatment for gastroparesis and Evoke’s completed and ongoing trials and studies serving as a basis for submission of a New Drug Application. The inclusion of forward-looking statements should not be regarded as a representation by Evoke that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risk and uncertainties inherent in Evoke’s business, including, without limitation: Evoke is entirely dependent on the success of EVK-001, for which it has commenced a Phase 3 clinical trial and male companion trial, and Evoke cannot be certain that it will be able to obtain regulatory approval for, or successfully commercialize, EVK-001; the results observed in female patients with symptoms associated with acute and recurrent diabetic gastroparesis in Evoke’s Phase 2b clinical trial of EVK-001 may not be predictive of the safety and efficacy results in the Phase 3 clinical trial; the inherent risks of clinical development of EVK-001, including potential delays in enrollment and completion of the Phase 3 trial as well as potential delays in any other clinical trials and studies; Evoke will require substantial additional funding to complete the Phase 3 clinical trial and potentially commercialize EVK-001 as well as to finance additional development requirements, and may be unable to raise capital when needed, including to fund ongoing operations; the potential for adverse safety findings relating to EVK-001 to delay or prevent regulatory approval or commercialization; Evoke’s reliance on outsourcing arrangements for many of its activities, including clinical development and supply of EVK-001; the ability of Evoke to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidate and the ability to operate its business without infringing the intellectual property rights of others; competition from other pharmaceutical or biotechnology companies; and other risks detailed in prior press releases and in the periodic reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Evoke undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended. Information included herein is based on clinical data Evoke has received to date and its evaluation of such data. All conclusions contained herein are subject to and contingent upon additional clinical data being generated by Evoke as well as the evaluation of such data by the FDA and other regulatory agencies

EVK-001 Product Candidate EVK-001: novel intranasal delivery of metoclopramide Symptomatic relief of acute and recurrent diabetic gastroparesis in women Differentiation By-passes dysfunctional stomach for predictable dosing Critical to patients with compromised gastrointestinal motility or experiencing symptoms of nausea/vomiting Improves current standard of care Large, Growing and Unsatisfied Market 12-16 million US gastroparesis patient population; 2-3 million estimated receiving therapeutic treatment Only 1 FDA approved oral product, metoclopramide (4 million Rx’s written each year) Improved recognition and rising diabetic population increasing incidence and hospitalizations Clear FDA Pathway 505(b)(2) NDA filing allowing simplified submission Phase 3 enrollment expected 2H 2015 Confidential Investment Highlights

Gastroparesis Overview Confidential

Disorder in which the stomach is delayed in emptying contents to small intestine (in the absence of an obstruction) Interferes with GI absorption of medications and food due to unpredictable gastric emptying and vomiting Characteristic symptom flares of: nausea, vomiting, abdominal pain, early satiety, and bloating Gastroparesis at a Glance Undissolved drug tablets in a stomach The Consequences Diminished Quality of Life; Malnourishment; Poor diabetes control Hospitalization (on average 6+ days)* Confidential * Wang, YM. Am J of Gastroenterol 2008; 103:313-322 Simpson, S.E., Clinical Toxicology, 2011 Undissolved drug tablets in a stomach

Since 2006, emergency room visits for gastroparesis increased 44.6%1 Hospitalizations for gastroparesis as primary or secondary diagnosis increased: 138% from 1995-20042 300% 1997-20091 Gastroparesis-related hospitalization costs2 $3.5B in 2004 $20K per patient per admission Gastroparetics utilize3 3-16 hospital days per year ~6 hospital days per stay Diabetics require most care Gastroparesis: Significant Hospital Costs Confidential 1 DDW, May 2012 2 Wang, YM. Am J of Gastroenterol 2008; 103:313-322 3 Dudekula, A. J Gastroenterol Hepatol. 2011;26(8):1275-1282 Connective tissue disease Diabetes Mellitus Idiopathic Post-infectious Post-surgical

Potentially 12-16 million patients with symptoms of gastroparesis Increasing prevalence due to growing diabetes rate and disease awareness/recognition Samsom M, Roelofs J. “Prevalence of Delayed Gastric Emptying in Diabetic Patients and Relationship to Dyspeptic Symptoms.” Diabetes Care, Vol. 26, No. 11, Nov. 2003, 3116-3122. Hasler WL. Current Gastro Reports 2007;9: 261-2692007;9: 270-279 Intagliato NI, Koch KL. Current Gastro Reports Soykan I, Sivri B, Sarosiek I, Kiernan B, McCallum RW. Demography, clinical characteristics, psychological and abuse profiles, treatment, and long-term follow-up of patients with gastroparesis. Dig Dis Sci 1998;43:2398-404. 80% US Gastroparesis Population is Large and Growing 80% of all patients are women Diabetic Surgery Other Idiopathic Confidential

Motility & Symptoms Metoclopramide (1st line) Domperidone (not approved in the US) Motility Erythromycin (not indicated) Symptoms Odansetron, promethazine PPI’s Narcotics Prescribed Medications for Gastroparesis The Consequences Potential for erratic absorption (significant delay, multi-dose dumping or no absorption due to vomiting) Unpredictable efficacy and possible safety concerns for any oral medications taken by these patients who typically have comorbidities Confidential All oral medications

A novel approach for symptomatic relief for acute and recurrent diabetic gastroparesis in women EVK-001 (Intranasal Metoclopramide) Sites of drug spray and absorption Unlike oral medications, intranasal delivery bypasses the gastrointestinal tract and directly enters the bloodstream Provides predictable absorption regardless of gastric emptying delays; Provides symptom relief even during flares Confidential

Competitive Clinical Development Landscape

Product	Class	Route	Company	Development Status
EVK-001	**Dopamine antagonist & mixed 5-HT_3 antagonist/5-HT_4 agonist**	**Intranasal**	**Evoke Pharma**	**Phase 3 (enrolling)** **Phase 2b (n=287) results:** **Met prespecified symptomatic efficacy endpoint in both doses**
RM-131	Ghrelin agonist	Sub Cutaneous	Actavis/Rhythm Therapeutics	**Phase 2b (early 2015)** Phase 2a (n=204) results: Failed to meet secondary composite symptom endpoint with either dose
GSK962040	Motilin agonist	Oral	Glaxo	**Phase 2b (enrolling)** Phase 2a (n=79) results: No composite symptom endpoint results reported; effect seen for fullness only
TD-5108	5-HT_4 agonist	Oral	Theravance	**Phase 2 (end of 2014)** Phase 2a (n=34) results: No results reported for symptom relief
IW-9179	GC-C agonist	Oral	Ironwood	**Phase 2a (end of 2014)**
TC-6499	NNR	Oral	Targacept	**Exploratory Phase 1/2 (enrolling) for gastric emptying**

Summary

- FDA requires symptom relief as the primary endpoint for gastroparesis clinical trials
- Only EVK-001 has shown symptomatic efficacy in a primary endpoint

Confidential | 10

Commercial Opportunity Confidential

Oral treatments may be less optimal for patients with gastroparesis “…in patients who had apparently failed oral metoclopramide trials, yet had no limiting side effect, the subcutaneous route could result in success. This route generates a constant plasma level of the drug when vomiting and unpredictable absorption limit the value of any orally administered agent.” Confidential Soykan. et al Digestive Diseases and Sciences, Vol. 43, No. 11 (November 1998)

EVK-001: Compelling Commercial Opportunity Confidential Significant Unmet Need Physicians and patients report extensive interest in non-oral treatment alternatives to address unpredictable absorption (via compromised motility or vomiting) Ready-made Market 4 Million prescriptions of oral metoclopramide prescribed per year 20-50% of patients use off-label treatments or go untreated Potential for Premium Pricing 10 national plans indicate limited reimbursement impediments based upon various pricing scenarios Appropriate for Specialty Salesforce ~7,200 metoclopramide prescribing gastroenterologists; allows for specialty representative salesforce Significant specialist referral for diagnosis/treatment recommendation Rapid Uptake Possible No expected competitive sales force for several years after launch Market research shows rapid incorporation into treatment regime

Source: ZS Associates Gastroparesis quantitative survey (n=121), Questions 3Q30 and 3Q37: What percent of your mild to moderate / moderate to severe gastroparesis patients are being managed with each of the following options? Your percentage can sum to over 100% if patients are receiving more than one therapy. Totals weighted based on average metoclopramide TRx’s per high/medium segment 50% - 80% of Patients Treated with Metoclopramide, Trending Higher in Moderate to Severe Patients (oral dissolving metoclopramide) Mild to moderate patients Moderate to severe patients Metoclopramide: An Established Compound Confidential 14

Pasricha (2015) “Delayed gastric emptying may also be important in explaining hypoglycemia, and possibly, erratic response to medications in patients with diabetes.” Rao and Camilleri (2010) “Patients with gastroparesis have erratic emptying of solids from the stomach, making plasma drug levels unpredictable with an oral medication.” Lee and Kuo (2010) “Alternative formulations may be beneficial in providing more consistent absorption of the medication and may potentially allow for the lowest efficacious dose to be used.” “An intranasal formulation of metoclopramide may have advantages including rapid onset of delivery and circumvention of first pass metabolism compared with oral formulations.” Literature Commentary for Treatment Delivery Confidential

Source: ZS Associates Gastroparesis quantitative survey (n=121), Question 4Q5: How much do you agree with each of the following statements? Totals weighted based on average metoclopramide TRx’s per high/medium segment Completely Disagree MDs’ Concerns Regarding Absorption of Medication Are Addressed by EVK-001’s Product Profile Completely Agree Confidential

Source: G&S Research, May 2011 (n = 98). All previously diagnosed with diabetic gastroparesis and enrolled in METO-IN-002. Questions: 31, 35, 37, 38 Gastroparesis Patients Prefer Nasal Delivery Confidential

SE = electronic step edit PA = prior authorization QL = quantity limits % of lives represented in sample Commercial Predicted Formulary Access of EVK-001 (n = 10; 104M total US lives represented) Increasing price points Source: ICON / Pricespective, EVK-001Payer Landscape for Gastroparesis July 2012 EVK-001 Payer Reimbursement Landscape Summary As the majority of patients are already on generic metoclopramide, a step edit is projected to have minimal market share loss at the highest price point tested Confidential

U.S. Granted Patents Patent # U.S. 6,770,262 U.S. 8,334,281 Title Nasal Administration of Agents for the Treatment of Gastroparesis Nasal Formulations of Metoclopramide Expires 2021 2030 PCT Application Application # PCT/US2012/052096 Title Treatment of Symptoms Associated with Female Gastroparesis Expires 2032 (if granted) EVK-001 Intellectual Property Summary Summary Current patents provide protection against: Delivering metoclopramide into the nose to treat symptoms associated with gastroparesis; and Using a spectrum of stable liquid formulations containing metoclopramide Confidential U.S. Granted Patents PCT Application

Clinical Development Confidential

Phase 2b Study Design (METO-IN-002) US multicenter, randomized, double-blind, placebo-controlled, parallel group, dose-ranging clinical study of EVK-001 in diabetic subjects with gastroparesis 3 treatment arms (placebo, 10 mg and 14 mg) 4-week safety and efficacy study Primary Endpoint Patient Reported Outcome (PRO) modified Gastroparesis Cardinal Symptom Index - Daily Diary (mGCSI-DD) Four symptom composite: nausea, early satiety, bloating, upper abdominal pain Total score change from baseline to week 4 Currently the largest diabetic gastroparesis study ever conducted with metoclopramide (n=287) Confidential

Baseline Week 1 Week 2 Week 3 Week 4 p=0.024 p=0.021 Mean mGCSI-DD Total Score Change from Baseline to Week 4 for Females Mean Total Score Change Statistically significant difference between EVK-001 and placebo (p<0.02) for the pre-specified analysis group of females (n=203) Results not significant for ITT population due to lack of statistical differentiation from placebo in males A treatment difference of .40 -.50 points is considered the minimally important (absolute) difference for GCSI total scores* Phase 2b Efficacy Results: Statistically Significant & Clinically Meaningful Improvement of Symptoms of Gastroparesis in Women Summary of Phase 2b Study Other Considerations METO-IN-002 revealed a gender difference not previously detected in smaller gastroparesis studies Gender effects have been reported in drug studies for other GI motility disorders, such as IBS, and products approved for women only indications Confidential *Revicki et al. (2004) Gastroparesis Cardinal Symptom Index (GCSI): development and validation of a patient reported assessment of severity of gastroparesis symptoms. Qual Life Res. 2004;13(4):833-44.

Phase 2b Efficacy Results: Gender Disparity in Treatment Effects of EVK-001 vs. Placebo Favors Treatment Favors Placebo = Women = Men No Change *mGCSI-DD = four bolded symptoms. Differences of least-square means of 10 mg treatment scores, 95% confidence intervals Symptom Score Decrease Symptom Score Increase Efficacy outcomes show consistent benefit for women across all symptoms Confidential Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Number of Episodes of Vomiting Baseline [1] N 27 31 26 Mean (SD) 0.6 (0.65) 0.5 (0.60) 0.6 (0.73) Median 0.6 0.1 0.4 Min, Max 0.0, 2.3 0.0, 2.4 0.0, 2.5 Week 4 N 27 31 26 Mean (SD) 0.3 (0.67) 0.2 (0.45) 0.3 (0.49) Median 0 0 0 Min, Max 0.0, 2.7 0.0, 1.4 0.0, 1.6 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -0.3 (0.46) -0.2 (0.39) -0.4 (0.63) Median 0 0 -0.1 Min, Max -1.3, 0.4 -1.0, 0.3 -2.3, 0.8 Difference of Least Square Means (95% CI) -0.04 (-0.25, 0.18) -0.06 (-0.29, 0.16) Pairwise p-value vs. Placebo [2] 0.73460000000000003 0.56510000000000005 Difference of Least Square Means (95% CI) -0.03 (-0.24, 0.19) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.79849999999999999 ,144,398 20,000 2,887,960,000 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Number of Episodes of Vomiting Baseline [1] N 68 65 70 Mean (SD) 0.5 (0.61) 0.6 (0.61) 0.4 (0.60) Median 0.2 0.3 0.2 Min, Max 0.0, 2.9 0.0, 2.6 0.0, 2.5 Week 4 N 68 65 70 Mean (SD) 0.2 (0.41) 0.3 (0.50) 0.2 (0.43) Median 0 0 0 Min, Max 0.0, 1.5 0.0, 2.0 0.0, 1.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.3 (0.46) -0.3 (0.45) -0.2 (0.56) Median 0 -0.1 0 Min, Max -2.6, 0.6 -2.0, 0.6 -2.5, 0.9 Difference of Least Square Means (95% CI) 0.02 (-0.11, 0.14) -0.01 (-0.13, 0.11) Pairwise p-value vs. Placebo [2] 0.78539999999999999 0.8367 Difference of Least Square Means (95% CI) -0.03 (-0.15, 0.09) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.63370000000000004 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Nausea Baseline [1] N 68 65 70 Mean (SD) 1.7 (0.73) 1.9 (0.73) 1.8 (0.72) Median 1.7 2 2 Min, Max 0.0, 3.2 0.4, 3.8 0.0, 3.1 Week 4 N 68 65 70 Mean (SD) 1.1 (0.82) 0.9 (0.79) 0.7 (0.72) Median 1 0.8 0.5 Min, Max 0.0, 3.0 0.0, 3.0 0.0, 2.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.6 (0.66) -1.0 (0.92) -1.1 (0.82) 6 11 -1.0 (0.92) Median -0.6 -1 -1 Min, Max -2.0, 0.7 -3.1, 0.7 -3.0, 0.6 Difference of Least Square Means (95% CI) -0.33 (-0.57, -0.08) -0.42 (-0.66, -0.19) Pairwise p-value vs. Placebo [2] 8.6999999999999994E-3 5.0000000000000001E-4 Difference of Least Square Means (95% CI) -0.10 (-0.34, 0.14) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.42459999999999998 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Nausea Baseline [1] N 27 31 26 Mean (SD) 1.8 (0.66) 1.5 (0.84) 1.3 (0.68) Median 1.8 1.7 1.3 Min, Max 0.4, 3.4 0.0, 3.0 0.1, 2.6 Week 4 N 27 31 26 Mean (SD) 0.8 (0.69) 0.9 (0.78) 0.7 (0.65) Median 1 0.8 0.8 Min, Max 0.0, 2.0 0.0, 2.4 0.0, 2.0 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.82) -0.7 (1.04) -0.6 (0.57) Median -0.8 -0.4 -0.7 Min, Max -2.4, 0.5 -2.9, 1.9 -1.8, 0.6 Difference of Least Square Means (95% CI) 0.14 (-0.22, 0.50) 0.09 (-0.29, 0.47) Pairwise p-value vs. Placebo [2] 0.43619999999999998 0.63959999999999995 Difference of Least Square Means (95% CI) -0.05 (-0.41, 0.31) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.77929999999999999 Symptoms Female @10mg - Change Week 4 vs Baseline, relative to Placebo Male - Mean Change to Baseline @10mg Nausea* -0.33 0.14000000000000001 -0.33 (-0.57, -0.08) 0.14 (-0.22, 0.50) Vomiting 0.02 -0.04 0.02 (-0.11, 0.14) -0.04 (-0.25, 0.18) Early Satiety* -0.22 0.15 -0.22 (-0.49, 0.05) 0.15 (-0.18, 0.49) Bloating* -0.27 0.22 -0.27 (-0.59, 0.06) 0.22 (-0.26, 0.69) Upper Abdominal Pain* -0.28000000000000003 0.08 -0.28 (-0.53, -0.02) 0.08 (-0.30, 0.47) Symptoms x y Nausea - Female -0.33 (-0.57, -0.08) -0.33 5 -0.33 (-0.57, -0.08) Nausea - Female Vomiting - Female 0.02 (-0.11, 0.14) 0.02 4 0.02 (-0.11, 0.14) Vomiting - Female Early Satiety - Female -0.22 (-0.49, 0.05) -0.22 3 -0.22 (-0.49, 0.05) Early Satiety - Female Bloating - Female -0.27 (-0.59, 0.06) -0.27 2 -0.27 (-0.59, 0.06) Bloating - Female Upper Abdominal Pain - Female -0.28 (-0.53, -0.02) -0.28000000000000003 1 -0.28 (-0.53, -0.02) Upper Abdominal Pain - Female Nausea - Male 0.14 (-0.22, 0.50) 0.14000000000000001 5 0.14 (-0.22, 0.50) Nausea - Male Vomiting - Male -0.04 (-0.25, 0.18) -0.04 4 -0.04 (-0.25, 0.18) Vomiting - Male Early Satiety - Male 0.15 (-0.18, 0.49) 0.15 3 0.15 (-0.18, 0.49) Early Satiety - Male Bloating - Male 0.22 (-0.26, 0.69) 0.22 2 0.22 (-0.26, 0.69) Bloating - Male Upper Abdominal Pain - Male 0.08 (-0.30, 0.47) 0.08 1 0.08 (-0.30, 0.47) Upper Abdominal Pain - Male Table 19 METO-IN-002: Summary of Individual Symptoms Mean Change from Baseline to Week 4 by All Subjects and Gender (Mean Difference between Metoclopramide Nasal Spray and Placebo) All Subjects Females Males 10 mg IN 14 mg IN 10 mg IN 14 mg IN 10 mg IN 14 mg IN Differ.[1] P-value Differ. P-value Differ.[1] P-value Differ. P-value Differ.[1] P-value Differ. P-value Nausea* -0.23 0.14000000000000001 -0.38 0.01 -0.44 0.02 -0.62 <0.01 0.22 0.42 0.16 0.56999999999999995 Retching -0.04 0.72 -0.08 0.51 -0.11 0.46 -0.18 0.22 0.14000000000000001 0.52 0.19 0.39 Vomiting -0.04 0.64 -0.03 0.73 -0.03 0.75 -0.04 0.72 -0.04 0.83 -0.03 0.9 Stomach Fullness -0.21 0.2 -0.14000000000000001 0.39 -0.32 0.1 -0.37 0.06 0.09 0.74 0.38 0.2 Early Satiety* -0.16 0.33 -0.04 0.8 -0.3 0.12 -0.18 0.36 0.22 0.4 0.54 0.05 Feeling Full -0.27 0.12 -0.13 0.45 -0.43 0.05 -0.33 0.12 0.11 0.72 0.31 0.33 Loss of Appetite 0.21 0.2 0.16 0.34 -0.37 0.06 -0.03 0.86 0.24 0.39 0.66 0.02 Bloating* -0.19 0.3 0.11 0.53 -0.34 0.12 -0.38 0.08 0.22 0.5 0.51 0.14000000000000001 Stomach Larger -0.1 0.59 -0.02 0.91 -0.34 0.12 -0.43 0.04 0.55000000000000004 0.08 0.99 <0.01 Upper Abdominal Pain* -0.25 0.11 -0.15 0.34 -0.41 3.1E-2 -0.37 0.05 0.12 0.66 0.4 0.19 Upper Abdominal Discomfort -0.13 0.41 0.08 0.62 -0.27 0.17 -0.12 0.55000000000000004 0.16 0.57999999999999996 0.54 0.09 Composite Endpoint X Y X err + X err - Y err + Y err 1 from word Nausea* Nausea - F -0.44 11.15 0.36 0.36000000000000004 0 0 -0.8 -0.08 Retching - F -0.11 10.15 0.28999999999999998 0.29000000000000004 0 0 -0.4 0.18 Retching Vomiting - F -0.03 9.15 0.19 0.2 0 0 -0.23 0.16 Stomach Fullness - F -0.32 8.15 0.38 0.38999999999999996 0 0 -0.71 0.06 Vomiting Early Satiety - F -0.3 7.15 0.38 0.38999999999999996 0 0 -0.69 0.08 Feeling Full - F -0.43 6.15 0.42 0.41 0 0 -0.84 -0.01 Stomach Fullness Loss of Appetite - F -0.37 5.15 0.39 0.4 0 0 -0.77 0.02 Bloating - F -0.34 4.1500000000000004 0.43000000000000005 0.43 0 0 -0.77 0.09 Early Satiety* Stomach Larger - F -0.34 3.15 0.43000000000000005 0.43 0 0 -0.77 0.09 Upper Abdominal Pain - F -0.41 2.15 0.38 0.37000000000000005 0 0 -0.78 -0.03 Feeling Full Upper Abdominal Discomfort - F -0.27 1.1499999999999999 0.39 0.39 0 0 -0.66 0.12 Nausea - M 0.22 10.85 0.54 0.54 0 0 -0.32 0.76 Loss of Appetite Retching - M 0.14000000000000001 9.85 0.41000000000000003 0.42000000000000004 0 0 -0.28000000000000003 0.55000000000000004 Vomiting - M -0.04 8.85 0.36 0.35000000000000003 0 0 -0.39 0.32 Bloating* Stomach Fullness - M 0.09 7.85 0.57000000000000006 0.55999999999999994 0 0 -0.47 0.66 Early Satiety - M 0.22 6.85 0.51 0.51 0 0 -0.28999999999999998 0.73 Stomach Larger Feeling Full - M 0.11 5.85 0.6 0.6 0 0 -0.49 0.71 Loss of Appetite - M 0.24 4.8499999999999996 0.53 0.54 0 0 -0.3 0.77 Upper Abdominal Pain* Bloating - M 0.22 3.85 0.65 0.65 0 0 -0.43 0.87 Stomach Larger - M 0.55000000000000004 2.85 0.61999999999999988 0.62000000000000011 0 0 -7.0000000000000007E-2 1.17 Upper Abdominal Discomfort Upper Abdominal Pain - M 0.12 1.85 0.56999999999999995 0.56000000000000005 0 0 -0.44 0.69 Upper Abdominal Discomfort - M 0.16 0.85 0.57999999999999996 0.57999999999999996 0 0 -0.42 0.74 Composite Endpoint - Old - F -0.38 12.5 0.33 0.32999999999999996 0 0 -0.71 -0.05 Composite Endpoint - Old - M 0.18 12.25 0.48000000000000004 0.48 0 0 -0.3 0.66 Composite Endpoint - New - F -0.23 0.25 0.2 0.18999999999999997 0 0 -0.42 -0.03 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Bloating Baseline [1] N 68 65 70 Mean (SD) 2.5 (0.73) 2.5 (0.72) 2.8 (0.75) Median 2.4 2.4 2.8 Min, Max 0.3, 4.0 0.5, 4.0 1.3, 4.0 Week 4 N 68 65 70 Mean (SD) 1.8 (1.01) 1.6 (1.00) 1.7 (1.07) Median 1.8 1.3 1.6 Min, Max 0.0, 4.0 0.0, 4.0 0.0, 4.0 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.7 (0.94) -0.9 (1.09) -1.1 (0.97) Median -0.5 -0.7 -1.1000000000000001 Min, Max -3.2, 1.4 -3.9, 1.3 -3.7, 0.8 Difference of Least Square Means (95% CI) -0.27 (-0.59, 0.06) -0.29 (-0.61, 0.03) Pairwise p-value vs. Placebo [2] 0.1066 7.6399999999999996E-2 Difference of Least Square Means (95% CI) -0.02 (-0.35, 0.30) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.88129999999999997 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Bloating Baseline [1] N 27 31 26 Mean (SD) 2.7 (0.83) 2.7 (0.71) 2.4 (0.75) Median 2.4 2.7 2.6 Min, Max 1.3, 4.0 1.5, 4.0 1.0, 3.9 Week 4 N 27 31 26 Mean (SD) 1.4 (0.80) 1.6 (1.09) 1.6 (0.91) Median 1.1000000000000001 1.3 1.5 Min, Max 0.0, 2.8 0.0, 4.0 0.0, 3.3 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.3 (1.04) -1.1 (1.03) -0.8 (0.91) Median -1 -1.1000000000000001 -0.9 Min, Max -3.4, 0.6 -3.0, 1.2 -2.7, 1.5 Difference of Least Square Means (95% CI) 0.22 (-0.26, 0.69) 0.36 (-0.13, 0.86) Pairwise p-value vs. Placebo [2] 0.36449999999999999 0.1482 Difference of Least Square Means (95% CI) 0.15 (-0.34, 0.63) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.54579999999999995 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Early Satiety Baseline [1] N 68 65 70 Mean (SD) 1.9 (0.71) 2.1 (0.87) 2.1 (0.74) Median 1.9 2 2.1 Min, Max 0.4, 3.4 0.2, 4.0 0.6, 3.9 Week 4 N 68 65 70 Mean (SD) 1.4 (0.87) 1.3 (0.89) 1.3 (0.82) Median 1.3 1.2 1.2 Min, Max 0.0, 3.4 0.0, 4.0 0.0, 3.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.6 (0.80) -0.9 (0.98) -0.8 (0.93) Median -0.5 -0.8 -0.8 Min, Max -2.1, 1.7 -3.3, 1.0 -3.1, 1.4 Difference of Least Square Means (95% CI) -0.22 (-0.49, 0.05) -0.11 (-0.38, 0.15) Pairwise p-value vs. Placebo [2] 0.11550000000000001 0.40350000000000003 Difference of Least Square Means (95% CI) 0.11 (-0.16, 0.37) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.44169999999999998 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Early Satiety Baseline [1] N 27 31 26 Mean (SD) 2.0 (1.01) 2.0 (0.69) 1.8 (0.65) Median 2 2 1.7 Min, Max 0.4, 4.0 1.0, 4.0 0.3, 3.1 Week 4 N 27 31 26 Mean (SD) 1.0 (0.75) 1.2 (0.73) 1.2 (0.51) Median 1 1.1000000000000001 1 Min, Max 0.0, 3.2 0.0, 2.9 0.2, 2.2 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.94) -0.9 (0.93) -0.5 (0.65) Median -0.8 -0.7 -0.6 Min, Max -3.6, 0.2 -3.4, 0.8 -1.6, 1.0 Difference of Least Square Means (95% CI) 0.15 (-0.18, 0.49) 0.28 (-0.07, 0.64) Pairwise p-value vs. Placebo [2] 0.36509999999999998 0.11219999999999999 Difference of Least Square Means (95% CI) 0.13 (-0.21, 0.47) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.45169999999999999 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Upper Abdominal Pain Score Baseline [1] N 68 65 70 Mean (SD) 1.4 (0.86) 1.6 (0.81) 1.6 (0.88) Median 1.4 1.4 1.6 Min, Max 0.0, 3.7 0.0, 3.4 0.0, 3.3 Week 4 N 68 65 70 Mean (SD) 1.0 (0.95) 0.8 (0.78) 0.8 (0.75) Median 0.9 0.7 0.7 Min, Max 0.0, 3.0 0.0, 2.8 0.0, 2.6 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.4 (0.60) -0.8 (1.01) -0.8 (0.96) Median -0.3 -0.7 -0.8 Min, Max -2.0, 0.8 -3.4, 1.0 -3.1, 1.9 Difference of Least Square Means (95% CI) -0.28 (-0.53, -0.02) -0.25 (-0.50, 0.00) Pairwise p-value vs. Placebo [2] 3.2099999999999997E-2 5.2299999999999999E-2 Difference of Least Square Means (95% CI) 0.03 (-0.22, 0.28) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.80730000000000002 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Upper Abdominal Pain Score Baseline [1] N 27 31 26 Mean (SD) 1.8 (0.76) 1.6 (0.76) 1.4 (0.72) Median 1.7 1.7 1.3 Min, Max 0.1, 3.1 0.0, 3.0 0.1, 3.1 Week 4 N 27 31 26 Mean (SD) 0.8 (0.81) 0.8 (0.88) 0.9 (0.71) Median 0.8 0.9 1 Min, Max 0.0, 2.7 0.0, 4.0 0.0, 3.1 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.87) -0.8 (0.90) -0.5 (0.66) Median -0.9 -0.8 -0.5 Min, Max -2.8, 0.4 -2.3, 1.8 -2.2, 0.9 Difference of Least Square Means (95% CI) 0.08 (-0.30, 0.47) 0.22 (-0.19, 0.63) Pairwise p-value vs. Placebo [2] 0.67320000000000002 0.28899999999999998 Difference of Least Square Means (95% CI) 0.14 (-0.25, 0.53) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.48659999999999998 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Number of Episodes of Vomiting Baseline [1] N 27 31 26 Mean (SD) 0.6 (0.65) 0.5 (0.60) 0.6 (0.73) Median 0.6 0.1 0.4 Min, Max 0.0, 2.3 0.0, 2.4 0.0, 2.5 Week 4 N 27 31 26 Mean (SD) 0.3 (0.67) 0.2 (0.45) 0.3 (0.49) Median 0 0 0 Min, Max 0.0, 2.7 0.0, 1.4 0.0, 1.6 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -0.3 (0.46) -0.2 (0.39) -0.4 (0.63) Median 0 0 -0.1 Min, Max -1.3, 0.4 -1.0, 0.3 -2.3, 0.8 Difference of Least Square Means (95% CI) -0.04 (-0.25, 0.18) -0.06 (-0.29, 0.16) Pairwise p-value vs. Placebo [2] 0.73460000000000003 0.56510000000000005 Difference of Least Square Means (95% CI) -0.03 (-0.24, 0.19) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.79849999999999999 ,144,398 20,000 2,887,960,000 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Number of Episodes of Vomiting Baseline [1] N 68 65 70 Mean (SD) 0.5 (0.61) 0.6 (0.61) 0.4 (0.60) Median 0.2 0.3 0.2 Min, Max 0.0, 2.9 0.0, 2.6 0.0, 2.5 Week 4 N 68 65 70 Mean (SD) 0.2 (0.41) 0.3 (0.50) 0.2 (0.43) Median 0 0 0 Min, Max 0.0, 1.5 0.0, 2.0 0.0, 1.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.3 (0.46) -0.3 (0.45) -0.2 (0.56) Median 0 -0.1 0 Min, Max -2.6, 0.6 -2.0, 0.6 -2.5, 0.9 Difference of Least Square Means (95% CI) 0.02 (-0.11, 0.14) -0.01 (-0.13, 0.11) Pairwise p-value vs. Placebo [2] 0.78539999999999999 0.8367 Difference of Least Square Means (95% CI) -0.03 (-0.15, 0.09) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.63370000000000004 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Nausea Baseline [1] N 68 65 70 Mean (SD) 1.7 (0.73) 1.9 (0.73) 1.8 (0.72) Median 1.7 2 2 Min, Max 0.0, 3.2 0.4, 3.8 0.0, 3.1 Week 4 N 68 65 70 Mean (SD) 1.1 (0.82) 0.9 (0.79) 0.7 (0.72) Median 1 0.8 0.5 Min, Max 0.0, 3.0 0.0, 3.0 0.0, 2.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.6 (0.66) -1.0 (0.92) -1.1 (0.82) 6 11 -1.0 (0.92) Median -0.6 -1 -1 Min, Max -2.0, 0.7 -3.1, 0.7 -3.0, 0.6 Difference of Least Square Means (95% CI) -0.33 (-0.57, -0.08) -0.42 (-0.66, -0.19) Pairwise p-value vs. Placebo [2] 8.6999999999999994E-3 5.0000000000000001E-4 Difference of Least Square Means (95% CI) -0.10 (-0.34, 0.14) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.42459999999999998 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Nausea Baseline [1] N 27 31 26 Mean (SD) 1.8 (0.66) 1.5 (0.84) 1.3 (0.68) Median 1.8 1.7 1.3 Min, Max 0.4, 3.4 0.0, 3.0 0.1, 2.6 Week 4 N 27 31 26 Mean (SD) 0.8 (0.69) 0.9 (0.78) 0.7 (0.65) Median 1 0.8 0.8 Min, Max 0.0, 2.0 0.0, 2.4 0.0, 2.0 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.82) -0.7 (1.04) -0.6 (0.57) Median -0.8 -0.4 -0.7 Min, Max -2.4, 0.5 -2.9, 1.9 -1.8, 0.6 Difference of Least Square Means (95% CI) 0.14 (-0.22, 0.50) 0.09 (-0.29, 0.47) Pairwise p-value vs. Placebo [2] 0.43619999999999998 0.63959999999999995 Difference of Least Square Means (95% CI) -0.05 (-0.41, 0.31) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.77929999999999999 Symptoms Female @10mg - Change Week 4 vs Baseline, relative to Placebo Male - Mean Change to Baseline @10mg Nausea* -0.33 0.14000000000000001 -0.33 (-0.57, -0.08) 0.14 (-0.22, 0.50) Vomiting 0.02 -0.04 0.02 (-0.11, 0.14) -0.04 (-0.25, 0.18) Early Satiety* -0.22 0.15 -0.22 (-0.49, 0.05) 0.15 (-0.18, 0.49) Bloating* -0.27 0.22 -0.27 (-0.59, 0.06) 0.22 (-0.26, 0.69) Upper Abdominal Pain* -0.28000000000000003 0.08 -0.28 (-0.53, -0.02) 0.08 (-0.30, 0.47) Symptoms x y Nausea - Female -0.33 (-0.57, -0.08) -0.33 5 -0.33 (-0.57, -0.08) Nausea - Female Vomiting - Female 0.02 (-0.11, 0.14) 0.02 4 0.02 (-0.11, 0.14) Vomiting - Female Early Satiety - Female -0.22 (-0.49, 0.05) -0.22 3 -0.22 (-0.49, 0.05) Early Satiety - Female Bloating - Female -0.27 (-0.59, 0.06) -0.27 2 -0.27 (-0.59, 0.06) Bloating - Female Upper Abdominal Pain - Female -0.28 (-0.53, -0.02) -0.28000000000000003 1 -0.28 (-0.53, -0.02) Upper Abdominal Pain - Female Nausea - Male 0.14 (-0.22, 0.50) 0.14000000000000001 5 0.14 (-0.22, 0.50) Nausea - Male Vomiting - Male -0.04 (-0.25, 0.18) -0.04 4 -0.04 (-0.25, 0.18) Vomiting - Male Early Satiety - Male 0.15 (-0.18, 0.49) 0.15 3 0.15 (-0.18, 0.49) Early Satiety - Male Bloating - Male 0.22 (-0.26, 0.69) 0.22 2 0.22 (-0.26, 0.69) Bloating - Male Upper Abdominal Pain - Male 0.08 (-0.30, 0.47) 0.08 1 0.08 (-0.30, 0.47) Upper Abdominal Pain - Male Table 19 METO-IN-002: Summary of Individual Symptoms Mean Change from Baseline to Week 4 by All Subjects and Gender (Mean Difference between Metoclopramide Nasal Spray and Placebo) All Subjects Females Males 10 mg IN 14 mg IN 10 mg IN 14 mg IN 10 mg IN 14 mg IN Differ.[1] P-value Differ. P-value Differ.[1] P-value Differ. P-value Differ.[1] P-value Differ. P-value Nausea* -0.23 0.14000000000000001 -0.38 0.01 -0.44 0.02 -0.62 <0.01 0.22 0.42 0.16 0.56999999999999995 Retching -0.04 0.72 -0.08 0.51 -0.11 0.46 -0.18 0.22 0.14000000000000001 0.52 0.19 0.39 Vomiting -0.04 0.64 -0.03 0.73 -0.03 0.75 -0.04 0.72 -0.04 0.83 -0.03 0.9 Stomach Fullness -0.21 0.2 -0.14000000000000001 0.39 -0.32 0.1 -0.37 0.06 0.09 0.74 0.38 0.2 Early Satiety* -0.16 0.33 -0.04 0.8 -0.3 0.12 -0.18 0.36 0.22 0.4 0.54 0.05 Feeling Full -0.27 0.12 -0.13 0.45 -0.43 0.05 -0.33 0.12 0.11 0.72 0.31 0.33 Loss of Appetite 0.21 0.2 0.16 0.34 -0.37 0.06 -0.03 0.86 0.24 0.39 0.66 0.02 Bloating* -0.19 0.3 0.11 0.53 -0.34 0.12 -0.38 0.08 0.22 0.5 0.51 0.14000000000000001 Stomach Larger -0.1 0.59 -0.02 0.91 -0.34 0.12 -0.43 0.04 0.55000000000000004 0.08 0.99 <0.01 Upper Abdominal Pain* -0.25 0.11 -0.15 0.34 -0.41 3.1E-2 -0.37 0.05 0.12 0.66 0.4 0.19 Upper Abdominal Discomfort -0.13 0.41 0.08 0.62 -0.27 0.17 -0.12 0.55000000000000004 0.16 0.57999999999999996 0.54 0.09 Composite Endpoint X Y X err + X err - Y err + Y err 1 from word Nausea* Nausea - F -0.44 11.15 0.36 0.36000000000000004 0 0 -0.8 -0.08 Retching - F -0.11 10.15 0.28999999999999998 0.29000000000000004 0 0 -0.4 0.18 Retching Vomiting - F -0.03 9.15 0.19 0.2 0 0 -0.23 0.16 Stomach Fullness - F -0.32 8.15 0.38 0.38999999999999996 0 0 -0.71 0.06 Vomiting Early Satiety - F -0.3 7.15 0.38 0.38999999999999996 0 0 -0.69 0.08 Feeling Full - F -0.43 6.15 0.42 0.41 0 0 -0.84 -0.01 Stomach Fullness Loss of Appetite - F -0.37 5.15 0.39 0.4 0 0 -0.77 0.02 Bloating - F -0.34 4.1500000000000004 0.43000000000000005 0.43 0 0 -0.77 0.09 Early Satiety* Stomach Larger - F -0.34 3.15 0.43000000000000005 0.43 0 0 -0.77 0.09 Upper Abdominal Pain - F -0.41 2.15 0.38 0.37000000000000005 0 0 -0.78 -0.03 Feeling Full Upper Abdominal Discomfort - F -0.27 1.1499999999999999 0.39 0.39 0 0 -0.66 0.12 Nausea - M 0.22 10.85 0.54 0.54 0 0 -0.32 0.76 Loss of Appetite Retching - M 0.14000000000000001 9.85 0.41000000000000003 0.42000000000000004 0 0 -0.28000000000000003 0.55000000000000004 Vomiting - M -0.04 8.85 0.36 0.35000000000000003 0 0 -0.39 0.32 Bloating* Stomach Fullness - M 0.09 7.85 0.57000000000000006 0.55999999999999994 0 0 -0.47 0.66 Early Satiety - M 0.22 6.85 0.51 0.51 0 0 -0.28999999999999998 0.73 Stomach Larger Feeling Full - M 0.11 5.85 0.6 0.6 0 0 -0.49 0.71 Loss of Appetite - M 0.24 4.8499999999999996 0.53 0.54 0 0 -0.3 0.77 Upper Abdominal Pain* Bloating - M 0.22 3.85 0.65 0.65 0 0 -0.43 0.87 Stomach Larger - M 0.55000000000000004 2.85 0.61999999999999988 0.62000000000000011 0 0 -7.0000000000000007E-2 1.17 Upper Abdominal Discomfort Upper Abdominal Pain - M 0.12 1.85 0.56999999999999995 0.56000000000000005 0 0 -0.44 0.69 Upper Abdominal Discomfort - M 0.16 0.85 0.57999999999999996 0.57999999999999996 0 0 -0.42 0.74 Composite Endpoint - Old - F -0.38 12.5 0.33 0.32999999999999996 0 0 -0.71 -0.05 Composite Endpoint - Old - M 0.18 12.25 0.48000000000000004 0.48 0 0 -0.3 0.66 Composite Endpoint - New - F -0.23 0.25 0.2 0.18999999999999997 0 0 -0.42 -0.03 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Bloating Baseline [1] N 68 65 70 Mean (SD) 2.5 (0.73) 2.5 (0.72) 2.8 (0.75) Median 2.4 2.4 2.8 Min, Max 0.3, 4.0 0.5, 4.0 1.3, 4.0 Week 4 N 68 65 70 Mean (SD) 1.8 (1.01) 1.6 (1.00) 1.7 (1.07) Median 1.8 1.3 1.6 Min, Max 0.0, 4.0 0.0, 4.0 0.0, 4.0 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.7 (0.94) -0.9 (1.09) -1.1 (0.97) Median -0.5 -0.7 -1.1000000000000001 Min, Max -3.2, 1.4 -3.9, 1.3 -3.7, 0.8 Difference of Least Square Means (95% CI) -0.27 (-0.59, 0.06) -0.29 (-0.61, 0.03) Pairwise p-value vs. Placebo [2] 0.1066 7.6399999999999996E-2 Difference of Least Square Means (95% CI) -0.02 (-0.35, 0.30) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.88129999999999997 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Bloating Baseline [1] N 27 31 26 Mean (SD) 2.7 (0.83) 2.7 (0.71) 2.4 (0.75) Median 2.4 2.7 2.6 Min, Max 1.3, 4.0 1.5, 4.0 1.0, 3.9 Week 4 N 27 31 26 Mean (SD) 1.4 (0.80) 1.6 (1.09) 1.6 (0.91) Median 1.1000000000000001 1.3 1.5 Min, Max 0.0, 2.8 0.0, 4.0 0.0, 3.3 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.3 (1.04) -1.1 (1.03) -0.8 (0.91) Median -1 -1.1000000000000001 -0.9 Min, Max -3.4, 0.6 -3.0, 1.2 -2.7, 1.5 Difference of Least Square Means (95% CI) 0.22 (-0.26, 0.69) 0.36 (-0.13, 0.86) Pairwise p-value vs. Placebo [2] 0.36449999999999999 0.1482 Difference of Least Square Means (95% CI) 0.15 (-0.34, 0.63) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.54579999999999995 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Early Satiety Baseline [1] N 68 65 70 Mean (SD) 1.9 (0.71) 2.1 (0.87) 2.1 (0.74) Median 1.9 2 2.1 Min, Max 0.4, 3.4 0.2, 4.0 0.6, 3.9 Week 4 N 68 65 70 Mean (SD) 1.4 (0.87) 1.3 (0.89) 1.3 (0.82) Median 1.3 1.2 1.2 Min, Max 0.0, 3.4 0.0, 4.0 0.0, 3.8 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.6 (0.80) -0.9 (0.98) -0.8 (0.93) Median -0.5 -0.8 -0.8 Min, Max -2.1, 1.7 -3.3, 1.0 -3.1, 1.4 Difference of Least Square Means (95% CI) -0.22 (-0.49, 0.05) -0.11 (-0.38, 0.15) Pairwise p-value vs. Placebo [2] 0.11550000000000001 0.40350000000000003 Difference of Least Square Means (95% CI) 0.11 (-0.16, 0.37) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.44169999999999998 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Early Satiety Baseline [1] N 27 31 26 Mean (SD) 2.0 (1.01) 2.0 (0.69) 1.8 (0.65) Median 2 2 1.7 Min, Max 0.4, 4.0 1.0, 4.0 0.3, 3.1 Week 4 N 27 31 26 Mean (SD) 1.0 (0.75) 1.2 (0.73) 1.2 (0.51) Median 1 1.1000000000000001 1 Min, Max 0.0, 3.2 0.0, 2.9 0.2, 2.2 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.94) -0.9 (0.93) -0.5 (0.65) Median -0.8 -0.7 -0.6 Min, Max -3.6, 0.2 -3.4, 0.8 -1.6, 1.0 Difference of Least Square Means (95% CI) 0.15 (-0.18, 0.49) 0.28 (-0.07, 0.64) Pairwise p-value vs. Placebo [2] 0.36509999999999998 0.11219999999999999 Difference of Least Square Means (95% CI) 0.13 (-0.21, 0.47) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.45169999999999999 Ad Hoc Table 7.2 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Female Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=68) (N=65) (N=70) Upper Abdominal Pain Score Baseline [1] N 68 65 70 Mean (SD) 1.4 (0.86) 1.6 (0.81) 1.6 (0.88) Median 1.4 1.4 1.6 Min, Max 0.0, 3.7 0.0, 3.4 0.0, 3.3 Week 4 N 68 65 70 Mean (SD) 1.0 (0.95) 0.8 (0.78) 0.8 (0.75) Median 0.9 0.7 0.7 Min, Max 0.0, 3.0 0.0, 2.8 0.0, 2.6 Change from Baseline to Week 4 N 68 65 70 Mean (SD) -0.4 (0.60) -0.8 (1.01) -0.8 (0.96) Median -0.3 -0.7 -0.8 Min, Max -2.0, 0.8 -3.4, 1.0 -3.1, 1.9 Difference of Least Square Means (95% CI) -0.28 (-0.53, -0.02) -0.25 (-0.50, 0.00) Pairwise p-value vs. Placebo [2] 3.2099999999999997E-2 5.2299999999999999E-2 Difference of Least Square Means (95% CI) 0.03 (-0.22, 0.28) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.80730000000000002 Ad Hoc Table 7.3 Nausea, Bloating, Early Satiety, Upper Abdominal Pain Score and Number of Episodes of Vomiting - Secondary Efficacy Endpoints - LOCF ITT Population - Male Endpoint/ Placebo Metoclopramide 10 mg Metoclopramide 14 mg Time Point (N=27) (N=31) (N=26) Upper Abdominal Pain Score Baseline [1] N 27 31 26 Mean (SD) 1.8 (0.76) 1.6 (0.76) 1.4 (0.72) Median 1.7 1.7 1.3 Min, Max 0.1, 3.1 0.0, 3.0 0.1, 3.1 Week 4 N 27 31 26 Mean (SD) 0.8 (0.81) 0.8 (0.88) 0.9 (0.71) Median 0.8 0.9 1 Min, Max 0.0, 2.7 0.0, 4.0 0.0, 3.1 Change from Baseline to Week 4 N 27 31 26 Mean (SD) -1.0 (0.87) -0.8 (0.90) -0.5 (0.66) Median -0.9 -0.8 -0.5 Min, Max -2.8, 0.4 -2.3, 1.8 -2.2, 0.9 Difference of Least Square Means (95% CI) 0.08 (-0.30, 0.47) 0.22 (-0.19, 0.63) Pairwise p-value vs. Placebo [2] 0.67320000000000002 0.28899999999999998 Difference of Least Square Means (95% CI) 0.14 (-0.25, 0.53) Pairwise p-value vs. Metoclopramide 10 mg [2] 0.48659999999999998

Favorable Safety Profile Majority of AEs were mild/moderate and transient in nature <10% dropouts, includes 5% due to adverse events (AEs) No significant cardiac changes throughout 28‐day treatment period No SAEs reported related to study drug   Placebo (N = 95) EVK-001 10 mg IN (N = 95) EVK-001 14 mg IN (N = 95) Dysgeusia* 4 (4.2%) 12 (12.6%) 13 (13.7%) Headache 4 (4.2%) 7 (7.4%) 8 (8.4%) Dizziness 2 (2.1%) 3 (3.2%) 3 (3.2%) Somnolence 0 (0.0%) 2 (2.1%) 2 (2.1%) Fatigue 1 (1.1%) 5 (5.3%) 6 (6.3%) Depression 3 (3.2%) 0 (0.0%) 0 (0.0%) Diarrhea 9 (9.5%) 3 (3.2%) 2 (2.1%) Nausea 4 (4.2%) 1 (1.1%) 4 (4.2%) GERD 1 (1.1%) 4 (4.2%) 0 (0.0%) Epistaxis 0 (0.0%)  2 (2.1%) 3 (3.2%) Cough 2 (2.1%) 0 (0.0%) 3 (3.2%) Nasal discomfort 0 (0.0%) 3 (3.2%) 2 (2.1%) Rhinorrhea 1 (1.1%) 1 (1.1%) 3 (3.2%) Throat irritation 1 (1.1%) 0 (0.0%) 3 (3.2%) Upper resp. tract inf. 4 (4.2%) 0 (0.0%) 2 (2.1%) Nasopharyngitis 1 (1.1%) 3 (3.2%) 1 (1.1%) Hyperglycemia 1 (1.1%) 1 (1.1%) 3 (3.2%) Hypoglycemia 1 (1.1%) 1 (1.1%) 3 (3.2%) * Of the subjects reporting dysgeusia, 34% were from one site (1 of 60) Treatment-Emergent Adverse Events Reported by More than two Subjects in Any Treatment Group Confidential Phase 2b Adverse Events

End of Phase 2 FDA Guidance Required for NDA Filing Not Required for NDA filing Single Phase 3 study in women only (ongoing) Dose, regimen, duration (10 mg, QID, and 28 days), and endpoint Thorough QT study (Completed) Despite absence of cardiac safety issues with metoclopramide Parallel companion study in men Futility stop based on efficacy Safety results will be included in female NDA Confidential

Phase 3 Study for EVK-001 Similar to successful Phase 2b study in women Double-blind, placebo-controlled, parallel-group, 28 day-study to evaluate the efficacy, safety and population pharmacokinetics in adult female subjects with diabetic gastroparesis Two treatment arms: EVK-001 10 mg or placebo QID (before meals and at bedtime) Primary endpoint is the change in the average GSA total score for baseline versus Week 4 of the treatment period ~200 subjects in a U.S. study, initiated in April 2014 Design Development Timeline Initiated phase 3 study in women (METO-IN-003) April 2014 Initiated parallel study in men (METO-IN-004) May 2014 Top-Line TQT data (METO-IN-005) Completed TQT study (METO-IN-005) 2H 2014 [Not required for NDA submission] 2014 2015 Confidential Enrollment for METO-IN-003 expected to complete the second half of 2015

Experienced Senior Management & Board Cam Garner Chairman, Founder Dave Gonyer, R.Ph. President, CEO, Founder, Director Matt D’Onofrio, MBA Chief Business Officer, Founder Marilyn Carlson, D.M.D, M.D., RAC Chief Medical Officer Confidential

3 Months Ended March 31, 2014 Operating Expense Research & Development $2.2M General Administrative $0.7M Total Operating Expense $2.9M Other (Income) Expense $0.0M Net Loss $2.9M Selected Financial Data Income Statement Data (in US $) March 31, 2014 Cash Balance $14.2M Debt $4.5M Balance Sheet Data (in US $) 6.1M Common Shares 0.1M Warrants 0.7M Stock Options Confidential 3 months ended December 31, 2014 December 31, 2014 Equity Outstanding at December 31, 2014

NASDAQ: EVOK